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                           SECOND AMENDED AND RESTATED
                               SECURITY AGREEMENT

                  This Second Amended and Restated Security Agreement (this "Security Agreement") is entered into as of March __, 2000, by and among Marketing Specialists Corporation (the "Borrower"), and the subsidiaries of Borrower signatory hereto (the "Guarantors", and together with the Borrower, individually and collectively, the "Companies"), in favor of First Union National Bank, a national banking association, as agent ("Agent") for the lenders (together with such additional financial institutions as may become Lenders from time to time as provided in the Credit Agreement described below "Lenders").

                                   BACKGROUND

A. Borrower has entered into that certain Second Amended and Restated Credit Agreement dated as of the date hereof (as may be amended from time to time, the "Credit Agreement") among the Borrower, the Lenders and the Agent.
B.
C.       Pursuant to the Credit Agreement, Marketing Specialists Sales
Company ("MSSC," a Guarantor hereunder), The Chase Manhattan Bank (the "Revolver Agent") and Bank of America, N.A. ("Account Agent") are entering into that certain Three Party Agreement Relating to Lockbox Services (with Activation) dated the date hereof (the "Agency Account Agreement"), providing that, upon notice from Revolver Agent (or Agent, to the extent the Revolver Agent is no longer a party thereto) to Account Agent, Account Agent will shut down the Companies' lock box accounts and forward checks or other items or payment instruments received thereafter to Agent.
D.
E. As a condition to Agent's and Lenders' willingness to enter into the Credit Agreement, the Companies are willing to execute and deliver to Agent, as agent for the Lenders, this Security Agreement.
F.
G. The Borrower, Guarantors and the Agent are parties to that certain Amended and Restated Security Agreement dated August 18, 1999 (the "Existing Security Agreement").
H.
I. The parties desire to amend the Existing Security Agreement and the Guarantors signatory hereto desire to become party to the Security Agreement as set forth herein.
J.
K. This Security Agreement amends and restates in its entirety the Existing Security Agreement; provided, however, that this Security Agreement shall not constitute a novation and nothing herein shall be deemed to have terminated or discharged any indebtedness or obligation under the Existing Security Agreement, all of which shall remain outstanding under and be governed by this Security Agreement.
L.

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M.       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, each Company and the Agent hereby agree as follows:
N.
O.
B.DEFINITIONS. All capitalized terms used and not defined herein shall have the respective meaning ascribed thereto in the Credit Agreement. In addition, as used herein, the following terms shall have the following meanings:
C.
1.                      BOOKS AND RECORDS. The term "Books and Records" means
                all of the Companies' books and records, including without limitation, all books and records indicating, summarizing, or evidencing the Collateral, including without limitation, computer runs, invoices, tapes, processing software, processing contracts (such as contracts for computer time and services) and any computer prepared information, tapes, or data of every kind and description relating to the Collateral, whether in the possession of any Companies or in the possession of third parties.

1.                      COLLATERAL. The term "Collateral" means all tangible and
                intangible property of the Companies, whether now owned or hereafter acquired, including, but not limited to, each Company's interest now and in the future in the following types or items of property:

a. ACCOUNTS - All presently owned and hereafter acquired accounts, accounts receivable, contract rights, bills, acceptances, and other forms of obligations arising out of the sale, lease or consignment of goods or the rendition of services by any of the Companies; together with any property evidencing or relating to the Accounts (including, without limitation, guaranties, credit insurance and Letters of Credit), any security for the Accounts, all Books and Records relating thereto, and all Proceeds of any of the foregoing, including returned or reclaimed inventory.
b.
c.                              INVENTORY - All presently owned and hereafter
                        acquired inventory of every nature, kind, and description, wherever located, including, without limitation, raw materials, goods, work in process, finished goods, parts or supplies; all goods and property held for sale or lease or to be furnished under contracts of service; and all goods and inventory returned, reclaimed or repossessed, together with all Proceeds of any of the foregoing.

a.                              EQUIPMENT - All presently owned and hereafter
                        acquired equipment, whether or not affixed to realty, including, without limitation, machines, computers, kiosks, trucks, trailers, motors, tools, dies, parts, jigs, goods, accessories, handling and delivery equipment, fixtures, improvements, office machines and furniture, together with all Proceeds

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                        of any of the foregoing, and all accessions,
                        accessories, replacements and the rights of the Companies under any manufacturer's warranties relating to the foregoing.

a.                              CHATTEL PAPER - All presently owned and
                        hereafter acquired chattel paper, including, but not limited to, any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, together with all Proceeds of any of the foregoing.

a.                              GENERAL INTANGIBLES - All presently owned and
                        hereafter acquired general intangibles, including, without limitation, any personal property, choses in action, causes of action, designs, plans, goodwill, tax refunds, licenses, franchises, trademarks, tradenames, service marks, copyrights, trade agreements, customer lists and patents and all rights under license agreements for use of the same, together with all Proceeds of any of the foregoing.

a.                              INSTRUMENTS - All presently owned and hereafter
                        acquired instruments, including, without limitation, bills of exchange, notes, and all negotiable instruments, all checks or other items or payment instruments, all certificated securities, all certificates of deposit and any other writing that evidences a right to the payment of money and is not itself a security agreement or lease and is of a type that is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment, together with all Proceeds of any of the foregoing.

a.                              DOCUMENTS - All presently owned and hereafter
                        acquired documents, including, but not limited to, documents of title (as that term is defined in the Uniform Commercial Code) and any and all receipts, including, but not limited to, receipts of the kind described in Article 7 of the Uniform Commercial Code, together with all Proceeds of any of the foregoing.

a.                              LETTERS OF CREDIT - All presently owned and
                        hereafter acquired letters of credit, including, but not limited to, any written undertaking to pay money conditioned upon presentation of specified documents, and advices of letters of credit, together with all Proceeds of any of the foregoing.

a.                              INVESTMENT PROPERTY - All presently owned and
                        hereafter acquired investment property, including all securities, securities accounts, and security entitlements, together with all Proceeds of any of the foregoing.

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a.                              PROCEEDS - All presently owned and hereafter
                        acquired proceeds, as that term is defined in the Uniform Commercial Code, including, without limitation, whatever is received upon the use, lease, sale, exchange, collection, any other utilization or any disposition of any of the Collateral described in this Section A(2), whether cash or non-cash, all rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory, substitutions, additions, accessions, replacements, products, and renewals of, for, or to such property and all insurance therefor.

1.                      LIABILITIES. The term "Liabilities" means any and all
                obligations and indebtedness of every kind and description of the Companies to the Lenders pursuant to, under, or in connection with the Loan Documents, whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Companies as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees, late fees and expenses (including attorneys' fees and costs and/or the allocated fees and costs of Agent's in-house legal counsel, to the extent required to be paid under the Loan Documents), or that have been or may hereafter be contracted or incurred, and any obligations of the Companies or any of them under interest rate protection agreements, swaps, hedging contracts or similar arrangements with any Lender (including without limitation, any swap agreements as defined in 11U.S.C.
                Section 101). If a party ceases to be a Lender, any obligations under interest rate protection agreements, swaps, hedging contracts or similar arrangements (including without limitation, any swap agreements as defined in 11U.S.C. Section
                101) with that party prior to the date it ceased to be a Lender shall continue to be Liabilities secured hereunder.

1.                      LOAN DOCUMENTS. The term "Loan Documents" means the
                Credit Agreement, the Notes, the Collateral Security Documents, and any other documents and agreements executed and delivered in connection with the Credit Agreement.

1.                      SECURITY AGREEMENT. The term "Security Agreement" means
                this Security Agreement, together with all Schedules and Exhibits hereto as may be amended, restated or otherwise modified from time to time.

1.                      UNIFORM COMMERCIAL CODE. The term "Uniform Commercial
                Code" means the Uniform Commercial Code, in effect from time to time in the Commonwealth of Pennsylvania.

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          Unless the context otherwise requires, all capitalized terms not specifically defined herein which are defined in the Uniform Commercial Code shall have the meanings stated therein.

A. SECURITY INTEREST. In order to secure the due and punctual payment and performance of the Liabilities, the Companies hereby grant to Agent, for the benefit of the Lenders, a continuing security interest in and general lien upon their right, title and interest in the Collateral. The security interests granted herein are granted as security only and shall not subject Agent to, or in any way affect or modify, any obligation or liability of the Companies with respect to any of the Collateral or any transaction which gave rise thereto.

A.        FURTHER ASSURANCES; FILING.

          1. DELIVERY OF DOCUMENTS, ETC. At any time and from time to time, upon the demand of Agent, the Companies will, at the Companies' expense: (i) give, execute, deliver, file, and/or record any notice, statement, instrument, document, agreement, or other papers that may be necessary or desirable, or that Agent may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or intended to be granted hereunder or to enable Agent to exercise or enforce its rights hereunder or with respect to such security interest; (ii) keep, stamp, or otherwise mark any and all documents, instruments, chattel paper, and their respective Books and Records in such manner as Agent may reasonably require to evidence the security interest granted hereunder.

1.                      FILING OF FINANCING STATEMENT. At Agent's sole option,
                and without the consent of the Companies, Agent may file a carbon, photographic, or other reproduction of this Security Agreement or any financing statement executed pursuant hereto as a financing statement in any jurisdiction so permitting. Without the prior written consent of Agent, no Companies shall file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which First Union National Bank or its successor as Agent is not named as the sole secured party as Agent for the Lender, except as permitted under the Credit Agreement.

A. REPRESENTATIONS AND WARRANTIES. Each Company represents and warrants to Agent, which representations and warranties shall be continuing representations and warranties until all of the Liabilities are satisfied in full, as follows:

1.                      SECURITY AGREEMENT QUESTIONNAIRES. Set forth on Schedule
                A are complete, true and correct responses as to each Company to the information requested by the Security Agreement Questionnaire attached as Schedule A (subject to subsequent disclosure pursuant to Paragraph E(2) hereof). If, for any reason, any Company's Security Agreement Questionnaire is not attached to this Security Agreement at the time of execution, such failure shall in no way alter

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                Agent's right to rely upon the representations and warranties contained in such Security Agreement Questionnaire and the other representations and warranties contained in this Section
                D. The Companies agrees that Agent may attach any Company's Security Agreement Questionnaire to this Security Agreement at any time subsequent to the execution of this Security Agreement.

1.                      DEPOSIT ACCOUNTS. Set forth on Schedule B is a complete,
                true and correct listing of all lock boxes and deposit accounts maintained by each of the Companies including the name of the depository institution, how the account is titled, and the account number (subject to subsequent disclosure pursuant to Paragraph E(2) hereof) other than (i) petty cash accounts, provided the aggregate balance of all such petty cash accounts shall not at any time exceed $200,000, and (ii) "MDS accounts" which do not contain any funds appearing on the balance sheet of the Companies or to which the Companies are legally entitled (all such lock boxes and accounts not excluded by clauses (i) and (ii), the "Covered Accounts"). Each Covered Account listed on Schedule B other than the "Deposit Accounts" (as defined in the Agency Account Agreement) shall be promptly closed, or shall remain open solely for the purpose or purposes identified on Schedule B. No Company shall establish or maintain any Covered Account not listed on Schedule B without prior written consent of Agent.

1.                      NO CONSENTS NECESSARY. No consent or approval of any
                person or entity, including, without limitation, any debt or equity holder of any Companies, or of any public authority, is necessary for the valid execution, delivery and performance of this Security Agreement, or any document or instrument executed in connection herewith, or the exercise by Agent or Lenders of their rights and remedies hereunder that have not been obtained.

1.                      TITLE. The Companies are, or to the extent that any
                Collateral will be acquired after the date hereof, will be, the owners of the Collateral, holding good and marketable title thereto, free from any lien, security interest, encumbrance, or claim other than the liens and encumbrances of Agent and have the right to grant the security interests created by this Security Agreement subject to Permitted Liens under the Credit Agreement.

1.                      NO FICTITIOUS NAMES. The Companies do not operate or
                issue invoices under any name other than the name(s) set forth on the signature page hereof and as otherwise disclosed on Schedule A.

1.                      COLLATERAL NOT SUBJECT TO AGREEMENTS OR LICENSES. The
                Collateral is not subject to or restricted by any agreement or license relating to patents, trademarks, trade secrets, or copyrights, except that the Companies' computer and word processing equipment is subject to various software licenses or otherwise disclosed on Schedule A.

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A.       COVENANTS.  Each Company hereby covenants and agrees that for as long as any Liabilities are outstanding:

1.                      DEFENSE OF COLLATERAL. The Companies shall defend the
                Collateral against all claims and demands of all persons or entities at any time claiming any interest therein other than Agent.

1.                      NOTICE OF CHANGES IN LOCATION OF CHIEF EXECUTIVE OFFICE,
                RESIDENCE, BOOKS AND RECORDS, COLLATERAL. The Companies shall provide Agent with prompt written notice of: (i) any intended change in the chief executive office or residence of any of the Companies, and/or any office where any of the Companies maintain their Books and Records; (ii) the location or movement of any Collateral to or at an address other than the addresses set forth on Schedule A hereto; and (iii) the establishment of any new lock box or deposit account, all such notices to be received by Agent at least 30 days prior to the effective date of any such change; provided, that no notice shall be required pursuant to (i) or (ii) above with respect to any sales office location at which no Books and Records are maintained other than Books and Records that are duplicates of Books and Records maintained at other locations of which Agent has notice hereunder and at which the aggregate value of all other Collateral located at such premises does not exceed $20,000. If any such new location as set forth in (i) and (ii) above is on leased or mortgaged premises, the Companies will furnish Agent, prior to the effective date of any such change, with landlord's or mortgagee's waivers pertaining to such premises in form and substance reasonably satisfactory to Agent. With respect to any new deposit account, the Companies shall, if required by Agent, prior to the first use of such deposit account, furnish to Agent with blocked account letters or such other agreements with the applicable depository institution as Agent shall reasonably require, in each case in form and substance reasonably satisfactory to Agent.

1.                      CONTROLLED ACCOUNT. The Companies hereby acknowledge and
                agree that (i) except as agreed to by the Agent in writing, all account debtors of the Companies will be instructed to send payment to the Post Office Boxes (as defined in the Agency Account Agreement) maintained by Account Agent, and all payments from account debtors will be deposited initially into the Lockbox Accounts (as defined in the Agency Account Agreement) maintained by Account Agent, and (ii) MSSC will maintain at all times instructions to Account Agent to sweep daily all available funds in the Deposit Accounts to a deposit account maintained with the Revolver Agent (or Agent, to the extent the Revolver Agent is no longer a party thereto) for this purpose.

1.                      SECURITY INTERESTS IN COLLATERAL. The Companies shall
                keep the Collateral free from any lien, security interest, or encumbrance except those in favor of Agent and except as permitted pursuant to the Credit Agreement, in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof. If reasonably requested by Agent, the Companies shall give notice of Agent's security interests in the Collateral to any third person with whom the Companies has any actual or prospective contractual relationship or other business dealings.

1.                      MAINTENANCE, INSPECTION OF BOOKS AND RECORDS. The
                Companies shall maintain complete and accurate Books and Records and shall make all necessary entries therein to reflect the costs, values and locations of the Collateral and all payments, credits and adjustments thereto. The Companies shall keep Agent fully informed as to the location of all such Books and Records, shall permit Agent and its authorized agents to have full, complete and unrestricted access thereto at all reasonable times to inspect, audit and make copies of any and all such Books and Records (collectively, a "Records Inspection") and upon submission to the Companies of an invoice therefor, the Companies will reimburse Agent for any and all fees and costs related to any Records Inspection by Agent and its authorized agents, PROVIDED THAT, unless an Event of Default has occurred and is continuing: (i) Agent shall give Companies reasonable notice of such Records Inspection; and (ii) Agent shall not perform more than three Records Inspections (not including ordinary course visits and meetings) at the premises of the Companies during any twelve month period. Agent's rights hereunder shall be enforceable at law or in equity, and the Companies consents to the entry of judicial orders or injunctions enforcing specific performance of such obligations hereunder.

1.                      MAINTENANCE AND INSPECTION OF EQUIPMENT. With respect to
                equipment constituting Collateral, the Companies shall: (i) keep accurate books and records with respect thereto, including, without limitation, maintenance records; (ii) upon request, deliver to Agent all evidence of ownership in such Collateral, including certificates of title with Agent's interest appropriately noted on the certificate; (iii) permit Agent and its authorized agents to inspect any or all such equipment at all reasonable times, PROVIDED THAT, unless an Event of Default has occurred: (A) Agent shall give Companies reasonable notice of such inspection of equipment; and (B) Agent shall not perform more than three such inspections (not including ordinary course visits and meetings) at the premises of the Companies during any twelve month period; (iv) preserve such equipment, excluding obsolete equipment, in good condition and repair, and pay the cost of all replacement parts, repairs to and maintenance of such equipment, and (v) if after the date hereof, any of the Collateral is moved to or located upon land (other than at locations identified on the Security Agreement Questionnaires) which land is the subject of a lease or mortgage, at the request of Agent, use reasonable best efforts to deliver an agreement of subordination from the lessor or mortgagee providing that any


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                lien of such party shall be subordinate to the security interest of Agent granted herein.

1.                      CONTINUING OF PERFECTED STATUS OF COLLATERAL. The
                Companies agrees to cooperate and join, at their expense, with Agent in taking such steps as are necessary, in Agent's judgment, to perfect or continue the perfected status of the security interests granted herein, including, without limitation, the execution and delivery of any financing statements, amendments thereto and continuation statements, the notation of encumbrances in favor of Agent on certificates of title, and the execution and filing of any collateral assignments and any other instruments requested by Agent to perfect its security interest in the Collateral and any and all general intangibles relating to the Collateral. Agent is expressly authorized to file financing statements without the Companies's signature.

A.       GENERAL AUTHORITY.

1.                      BANK AS ATTORNEY-IN-FACT. Each Company hereby
                irrevocably appoints Agent (and any of its attorneys, officers, employees, or agents), upon the occurrence and during the continuation of an Event of Default, as its true and lawful attorney-in-fact, said appointment being coupled with an interest, with full power of substitution, in the name of the Companies, Agent, or otherwise, for the sole use and benefit of Agent in its sole discretion, but at the Companies' expense, to exercise, to the extent permitted by law, in its name or in the name of the Companies or otherwise, the powers set forth herein, whether or not any of the Liabilities are due, such powers, including, but not limited to, the power at any time: (i) to endorse the name of the Companies upon any instruments of payment, invoice, freight, or express bill, bill of lading, storage, or warehouse receipt relating to the Collateral; (ii) to demand, collect, receive payment of, settle, compromise, or adjust all or any of the Collateral; (iii) to sign and file one or more financing statements naming the Companies as debtor and Agent as secured party and indicating therein the types or describing the items of Collateral herein specified; (iv) to correspond and negotiate directly with insurance carriers; and
                (v) to execute any notice, statement, instrument, agreement, or other paper that Agent may require to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable Agent to exercise or enforce its rights hereunder or with respect to such security interest.

         1. LIABILITY OF BANK AS ATTORNEY-IN-FACT. Neither Agent nor its attorneys, officers, employees, or agents shall be liable for acts, omissions, any error in judgment, or mistake in fact in its/their capacity as attorney-in-fact. Each Company hereby ratifies all acts of Agent as its attorney-in-fact. This power, being coupled with an interest, is irrevocable until the Liabilities have been fully satisfied. Agent shall not be required to take any steps necessary to preserve any rights against prior parties with respect to any of the Collateral.

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         1.     EFFECT OF EXTENSIONS AND MODIFICATIONS. Agent may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, any Companies or any other obligor.

A. EVENTS OF DEFAULT. The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default under this Security Agreement.

A.       REMEDIES.

1.                      ACCELERATION OF LIABILITIES; GENERAL RIGHTS OF BANK.
                Upon the occurrence and during the continuance of an Event of Default, Agent may, in accordance with Paragraph 7.2 of the Credit Agreement, exercise any and all rights and remedies it has under this Security Agreement, any other Loan Document and/or applicable law.

1.                      RIGHT OF SETOFF. If any Liabilities shall be due and
                payable or any one or more Events of Default shall have occurred and be continuing, whether or not the Agent shall have made demand under any Loan Document and regardless of the adequacy of any collateral for the Liabilities or other means of obtaining repayment of the Liabilities, each Lender shall have the right, without notice to any Company and is specifically authorized hereby to set-off against and apply to the then unpaid balance of the Liabilities any items or funds of any Company held by such Lender or any affiliate of such Lender, any and all deposits (whether general or special, time or demand, matured or unmatured) or any other property of any Company including, without limitation, securities and/or certificates of deposit, now or hereafter maintained by any Company for its or their own account with such Lender or any affiliate of such Lender, and any other indebtedness at any time held or owing by such Lender or any affiliate of such Lender, to or for the credit or the account of Borrower, even if effecting such set-off results in a loss or reduction of interest or the imposition of a penalty applicable to the early withdrawal of time deposits. For such purpose, the Lenders shall have, and each Company hereby grants to each Lender, a first lien on and security interest in such deposits, property, funds and accounts and the proceeds thereof, subject to Permitted Liens under the Credit Agreement.

1.                      TURNOVER OF PROPERTY HELD BY AFFILIATES. Each Company
                authorizes each affiliate of each Lender, upon the occurrence and during the continuance of an Event of Default, at the request of any such Lender, and without notice to any Company, to turn over to the Agent any property of such Company, including, without limitation, funds and securities, held by such affiliate for any such Company's account and to debit any deposit account maintained by such

                Company with such affiliate (even if such deposit account is not then due or there results a loss or reduction of interest or the imposition of a penalty in accordance with law applicable to the early withdrawal of time deposits), in the amount requested by such Lender up to the amount of the Liabilities, and to pay or transfer such amount or property to the Agent for application to the Liabilities.

1.                      ADDITIONAL RIGHTS AND REMEDIES. In addition to the
                rights and remedies available to Agent as set forth above, upon the occurrence of an Event of Default hereunder, or at any time thereafter, Agent may at its option in accordance with the Credit Agreement, immediately and without notice, do any or all of the following, which rights and remedies are cumulative, may be exercised from time to time, and are in addition to any rights and remedies available to Agent under any other agreement or instrument by and between any Company or Companies and the
                Agent:

                a. Exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to require the Companies to assemble the Collateral and make it available to Agent at a place reasonably convenient to the parties;

a.                              Notify account debtors of any Company that their
                        obligations to such Company are payable directly to Agent, for benefit of the Lenders, and collect such sums.

a.                              Operate, utilize, recondition and/or refurbish
                        any of the Collateral for the purpose of enhancing or preserving the value thereof by any means deemed appropriate by Agent, in its sole discretion, including, without limitation, converting raw materials and/or work-in-process into finished goods;

a.                              Demand, sue for, collect, or retrieve any money
                        or property at any time payable, receivable on account of, or in exchange for, or make any compromise, or settlement deemed desirable with respect to any of the Collateral;

a.                              Upon five (5) business days' prior written
                        notice to the Borrower (or one (1) day notice by telephone with respect to Collateral that is perishable or threatens to decline rapidly in value), which each Company hereby acknowledges to be sufficient, commercially reasonable and proper, Agent may sell, lease or otherwise dispose of any or all of the Collateral at any time and from time to time at public or private sale, with or without advertisement thereof. Each Company waives the benefit of any marshaling doctrine with respect to Agent's exercise of its rights hereunder. Each Company grants a royalty-free license to Agent for all patents, service marks, trademarks, tradenames, copyrights, computer programs and other intellectual property and proprietary rights sufficient to permit Agent to exercise all rights granted to Agent under this Section. Agent or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold such Collateral absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of any Company or any other obligor, any such notice, right and/or equity of redemption being hereby expressly waived and released.

1.                      APPLICATION OF PROCEEDS. Upon a sale of any Collateral
                by Agent, Agent shall apply the sale proceeds in accordance with
                Section 8.17 of the Credit Agreement, except the fees payable under Paragraph 2.13 thereof, which shall be paid solely to Agent.

A.MISCELLANEOUS.
B.
1.                      REMEDIES CUMULATIVE; NO WAIVER. The rights, powers and
                remedies of Agent provided in this Security Agreement and any of the other Loan Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of Agent in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

1.                      NOTICES. Each Company agrees that any notice, request or
                consent required to be given to such Companies hereunder or in connection herewith may be given to Borrower on behalf of such Companies. Any notice, request or consent required hereunder or in connection herewith shall be deemed satisfactorily given if in writing and delivered by hand, mailed (registered or certified mail) or sent by facsimile transmission to Agent or Borrower at their respective addresses or telecopier number set forth below, or to any party at such other addresses or telecopier numbers as may be given by any party to the others in writing:

                       if to Borrower:

                       Marketing Specialists Corporation
                       17855 Dallas Parkway
                       Suite 200
                       Dallas, TX  75287
                       Attention: Timothy Byrd

                       Telecopier: (972) 349-6448

                       if to Agent:

                       First Union National Bank
                       1345 Chestnut Street
                       PA 4843
                       Philadelphia, PA  19107
                       Attention: Robert A. Brown
                       Telecopier: (215) 786-2877

1. COSTS AND EXPENSES; INDEMNIFICATION. Whether or not the transactions contemplated by this Security Agreement and the other Loan Documents are fully consummated, the Borrower shall promptly pay (or reimburse, as Agent may elect) all reasonable costs and expenses which Agent has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, monitoring and enforcement of the Loan Documents, the collection of all amounts due under the Loan Documents, and all amendments, modifications, consents or waivers, if any, to the Loan Documents. Such costs and expenses shall include, without limitation, the fees and disbursements of counsel to Agent, the costs of appraisals, searches of public records, costs of filing and recording documents with public offices, internal and/or external audit and/or examination fees and costs, stamp, excise and other taxes, the fees of Agent's accountants, consultants or other professionals, costs and expenses from any actual or attempted sale of all or any part of the Collateral, or any exchange, enforcement, collection, compromise, or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care and preparation for sale of the Collateral (including insurance costs) and defending and asserting the rights and claims of Agent in respect thereof, by litigation or otherwise. Each Company shall indemnify, defend and hold harmless Agent with respect to any and all claims, expenses, demands, losses, costs, fines or liabilities of any kind (including, without limitation, those involving death, personal injury or property damage and including reasonable attorneys fees and costs) arising from the use or ownership of the Collateral other than those resulting from Agent's own willful misconduct or gross negligence. The reimbursement and indemnification obligations of each Company under this Section shall constitute Liabilities secured by the Collateral and shall survive any termination of the Loan Documents.

1. GOVERNING LAW. This Security Agreement shall be construed in accordance with and governed by the substantive laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

1. INTEGRATION. This Security Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

1. AMENDMENT; WAIVER. No amendment of this Security Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

1. SUCCESSORS AND ASSIGNS. This Security Agreement (i) shall be binding upon each Company and the Agent and their respective successors and permitted assigns, and
                       (ii) shall inure to the benefit of each Company and the Agent and their respective successors and permitted assigns; PROVIDED, HOWEVER, that no Company may assign its rights hereunder or any interest herein without the prior written consent of Agent, and any such assignment or attempted assignment by any Company shall be void and of no effect with respect to Agent.

1. SEVERABILITY. The illegality or unenforceability of any provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Security Agreement or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Security Agreement, there shall be added automatically as a part of this Security Agreement a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

1. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Each Company irrevocably appoints each officer of Borrower as its attorney upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Security Agreement, the Credit Agreement, the Notes, the Loan Documents or any of the Collateral; each Company hereby consents that any action or proceeding against it be commenced and maintained in any court within the Commonwealth of Pennsylvania or in the United States District Court for the Eastern District of Pennsylvania by service of process on any officer of Borrower; and each Company agrees that the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania shall have jurisdiction with respect to the subject matter hereof and the person of each Company and the Collateral. Notwithstanding the foregoing, Agent, in its absolute discretion may also initiate proceedings in the courts of any other jurisdiction in which any

                       Company may be found or in which any of its properties or Collateral may be located.

1. INCONSISTENCIES. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of any Loan Document. In the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with Agent's policies and procedures.

1. HEADINGS. The headings of sections and paragraphs have been included herein for convenience only and shall not be considered in interpreting this Security Agreement.

1. SCHEDULES. If a Schedule and/or an Exhibit is attached hereto, the provisions thereof are incorporated herein.

1.                     WAIVER OF JURY TRIAL; ACKNOWLEDGMENTS.

a.                                EACH OF THE PARTIES HERETO HEREBY KNOWINGLY,
                       VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT
                       MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE NOTES OR OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF AGENT OR LENDERS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT'S ENTERING INTO THIS AGREEMENT ON BEHALF OF THE LENDERS.

a.                                BORROWER ACKNOWLEDGES THAT IT HAS HAD THE
                       ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS AGREEMENT AND, SPECIFICALLY, SECTION 13(a) HEREOF, AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF
                       THE FOREGOING WAIVER OF JURY TRIAL HAVE BEEN FULLY EXPLAINED TO BORROWER BY SUCH COUNSEL.

IN WITNESS WHEREOF the parties hereto have executed this Second Amended and Restated Security Agreement as of the date above first written.

Attest:                                              MARKETING SPECIALISTS
      CORPORATION

By:                                                  By:
   ----------------------------------------------       ----------------------------------------------
      Name:                                               Name:
      Title:                                              Title:

Attest:                                              MARKETING SPECIALISTS SALES
      COMPANY

By:                                                  By:
   ----------------------------------------------       ----------------------------------------------
      Name:                                               Name:
      Title:                                              Title:

Attest:                                              BROMAR, INC.

By:                                                  By:
   ----------------------------------------------       ----------------------------------------------
      Name:                                               Name:
      Title:                                              Title:

Attest:                                              PAUL INMAN ASSOCIATES, INC.

By:                                                  By:
   ----------------------------------------------       ----------------------------------------------
      Name:                                               Name:
      Title:                                              Title:

                                   SCHEDULE A

                   Security Agreement Questionnaires Attached

                                   SCHEDULE B

                                Deposit Accounts